ETF2 P5 12/24

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED DECEMBER 9, 2024
TO THE PROSPECTUS DATED AUGUST 1, 2024, OF
FRANKLIN ULTRA SHORT BOND ETF (THE “FUND”)

The Fund’s Prospectus is hereby revised as follows:

I. The following replaces the second sentence of the first paragraph under the “Fund Summary – Principal Investment Strategies” section on page 142 of the Prospectus:

Bonds include, but are not limited to, a variety of fixed and variable rate debt obligations, including government and corporate debt securities; money market instruments; and municipal securities.

II. The third sentence of the second and third paragraphs under the “Fund Summary – Principal Investment Strategies” section on page 142 of the Prospectus are hereby deleted.

III. The fifth paragraph under the “Fund Summary – Principal Investment Strategies” section on page 142 is hereby deleted and replaced with the following:

The Fund may invest in securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities.

IV. The sixth and seventh paragraphs and the ninth paragraph under the “Fund Summary – Principal Investment Strategies” section on page 143 of the Prospectus are hereby deleted.

V. “Credit” risk under the “Fund Summary – Principal Risks” section on page 144 of the Prospectus is hereby replaced as follows:

Credit: An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

VI. The following risks are hereby deleted under the “Fund Summary – Principal Risks” section on pages 145-147 of the Prospectus: (1) “Mortgage Securities and Asset-Backed Securities”, (2) “Collateralized Debt Obligations (CDOs)”, (3) “Inflation-Indexed Securities”, (4) “Derivative Instruments”, (5) “Extension”, (6) “Prepayment” and (7) “When-Issued and Delayed Delivery Transactions.”

VII. The following replaces the second sentence of the first paragraph under the “Fund Details – Principal Investment Policies and Practices” section on page 436 of the Prospectus:

Bonds include, but are not limited to, a variety of fixed and variable rate debt obligations, including government and corporate debt securities; money market instruments; and municipal securities.

VIII. The seventh sentence of the second paragraph and the third sentence of the third paragraph under the “Fund Details – Principal Investment Policies and Practices” section on pages 436-437 of the Prospectus are hereby deleted.

IX. The sixth paragraph under the “Fund Details – Principal Investment Policies and Practices” section on page 437 is hereby deleted and replaced with the following:

The Fund may invest in securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities.

X. The seventh through ninth paragraphs and the eleventh through fifteenth paragraphs under the “Fund Details – Principal Investment Policies and Practices” section on pages 438-439 of the Prospectus are hereby deleted.

XI. The second paragraph under “Credit” risk under the “Fund Details – Principal Risks” section on pages 440-441 of the Prospectus is hereby deleted.

XII. The following risks are hereby deleted under the “Fund Details – Principal Risks” section on pages 443-447 of the Prospectus: (1) “Mortgage Securities and Asset-Backed Securities”, (2) “Collateralized Debt Obligations (CDOs)”, (3) “Inflation-Indexed Securities”, (4) “Derivative Instruments”, (5) “Extension”, (6) “Prepayment” and (7) “When-Issued and Delayed Delivery Transactions.”

Please keep this supplement with your Prospectus for future reference.

SUMMARY PROSPECTUS

FRANKLIN ULTRA SHORT BOND ETF

Franklin Templeton ETF Trust
August 1, 2024 as amended, December 9, 2024

Ticker:	Exchange:
FLUD	NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated August 1, 2024, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN ULTRA SHORT BOND ETF
SUMMARY PROSPECTUS

FLUD	Franklin Ultra Short Bond ETF

Investment Goal

A high level of current income as is consistent with prudent investing, while seeking preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	None
Total annual Fund operating expenses	0.15%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Franklin Ultra Short Bond ETF	$15	$48	$85	$192

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FRANKLIN ULTRA SHORT BOND ETF
SUMMARY PROSPECTUS

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38.70% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and investments that provide exposure to bonds. Bonds include, but are not limited to, a variety of fixed and variable rate debt obligations, including government and corporate debt securities; money market instruments; and municipal securities.

The Fund targets an estimated average portfolio duration of one (1) year or less. Duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments and other factors.

The Fund invests predominantly in U.S. dollar denominated, investment grade debt securities and investments. Investment grade debt securities are securities that are rated at the time of purchase in the top four ratings categories by one or more independent rating organizations such as S&P® Global Ratings (S&P®) (rated BBB- or better) or Moody’s Investors Service (Moody’s) (rated Baa3 or higher) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.

The Fund generally expects to invest a substantial portion of its assets in cash, cash equivalents and high quality money market securities, including commercial paper, certificates of deposit, repurchase agreements and affiliated or unaffiliated money market funds.

The Fund may invest in securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities.

The Fund may invest in U.S. dollar denominated foreign securities, including emerging market securities.

Although the Fund may invest across economic sectors, the Fund concentrates its investments in financials related industries.

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FRANKLIN ULTRA SHORT BOND ETF
SUMMARY PROSPECTUS

In choosing investments for the Fund, the investment manager selects securities in various market sectors based on its assessment of changing economic, market, industry and issuer conditions. The investment manager uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. The investment manger may utilize quantitative models to identify investment opportunities as part of the portfolio construction process for the Fund. Quantitative models are proprietary systems that rely on mathematical computations to identify investment opportunities. The investment manager may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Principal Risks

You could lose money by investing in the Fund. ETF shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal. Unlike many ETFs, the Fund is not an index-based ETF.

Credit: An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Interest Rate: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Variable Rate Securities: Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market

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SUMMARY PROSPECTUS

rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Concentration: By focusing its investments in financials related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

Financial services companies: Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Income: The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

Foreign Securities (non-U.S.): Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested, which can include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and

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FRANKLIN ULTRA SHORT BOND ETF
SUMMARY PROSPECTUS

more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Sovereign Debt Securities: Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Management: The Fund is subject to management risk because it is an actively managed ETF. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, authorized participants, or index providers (as applicable) and listing exchanges, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

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FRANKLIN ULTRA SHORT BOND ETF
SUMMARY PROSPECTUS

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Quantitative Models: The quantitative models that may be used by the investment manager as part of the Fund’s portfolio construction process to identify investment opportunities have been tested on historical price data. These models are based on the assumption that price movements in most markets display similar patterns. There is the risk that market behavior will change and that the patterns upon which the forecasts in the models are based will weaken or disappear, which would reduce the ability of the models to generate an excess return. Further, as market dynamics shift over time, a previously highly successful model may become outdated, perhaps without the investment manager recognizing that fact before substantial losses are incurred. Successful operation of a model is also reliant upon the information technology systems of the investment manager and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the investment manager will be successful in maintaining effective and operational quantitative models and the related hardware and software systems.

Cash/Cash Equivalents: To the extent the Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform.

Market Trading: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.

To the extent that the underlying securities held by the Fund trade on an exchange that is closed when the securities exchange on which the Fund shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

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FRANKLIN ULTRA SHORT BOND ETF
SUMMARY PROSPECTUS

Authorized Participant Concentration: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. "Authorized Participants" are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s distributor. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash Transactions: To the extent that the Fund effects redemptions partly or entirely for cash, rather than for in-kind securities, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Small Fund: When the Fund's size is small, the Fund may experience low trading volume and wide bid-ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange.

Large Shareholder: Certain large shareholders, including other funds or accounts advised by the investment manager or an affiliate of the investment manager, may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the investment manager or an affiliate of the investment manager, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad

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FRANKLIN ULTRA SHORT BOND ETF
SUMMARY PROSPECTUS

measure of market performance and an additional index with characteristics relevant to the Fund.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at www.franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Annual Total Returns

Best Quarter:	2023, Q4	1.68%
Worst Quarter:	2022, Q1	-0.80%

As of June 30, 2024, the Fund’s year-to-date return was 2.88%.

Average Annual Total Returns

For periods ended December 31, 2023

	1 Year	Since Inception
Franklin Ultra Short Bond ETF
Return before taxes	5.92%	1.98%	[1]
Return after taxes on distributions	3.90%	1.03%	[1]
Return after taxes on distributions and sale of Fund shares	3.47%	1.11%	[1]
Bloomberg US Aggregate Index (index reflects no deduction for fees, expenses or taxes)	5.53%	-2.71%	[1]
ICE BofA US 3-Month Treasury Bill Index (index reflects no deduction for fees, expenses or taxes)	5.01%	1.88%	[1]

1.	Since inception July 14, 2020.

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FRANKLIN ULTRA SHORT BOND ETF
SUMMARY PROSPECTUS

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Franklin Advisers, Inc. (Advisers or investment manager)

Portfolio Managers

Andrew C. Benson
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2024.

Joanne Driscoll, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2024.

Michael J. Lima, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2024.

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 50,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Distributors, LLC (Distributors). The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (which may include cash in lieu of certain securities) and/or an amount of cash that the Fund specifies each day.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://www.franklintempleton.com/investments/options/exchange-traded-funds.

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FRANKLIN ULTRA SHORT BOND ETF
SUMMARY PROSPECTUS

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the investment manager or other related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Ultra Short Bond ETF

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